096 P2 05/18

SUPPLEMENT DATED May 1, 2018

TO THE PROSPECTUS DATED AUGUST 1, 2017

OF

Templeton FRONTIER Markets fUND

(a series of Templeton Global Investment Trust)

The prospectus is amended as follows:

I. The portfolio management team under the “FUND SUMMARY – Portfolio Managers” on page 10 is replaced with the following:

Portfolio Managers

Tom Wu

Director of Asset Management and portfolio manager of the Fund since 2011.

Bassel Khatoun

Portfolio Manager of the Fund since May 2018.

II.  The portfolio management team under the “Fund Details – Management” on page 22 is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in frontier market countries. The portfolio managers of the team are as follows:

Tom Wu  Director of Asset Management

Mr. Wu has been a portfolio manager of the Fund since 2011. He joined Franklin Templeton Investments in 1987.

Bassel Khatoun  Portfolio Manager of Fund

Mr. Khatoun has been a portfolio manager of the Fund since May 2018. He joined Franklin Templeton Investments in 2007.

As portfolio managers, Messrs. Wu and Khatoun are jointly and primarily responsible for the investments of the Fund. The have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which they may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement with your prospectus for future reference.